UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

EMC METALS CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices) (Zip Code)

(775) 355-9500
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of the holders of common shares of EMC Metals Corp. held on October 12, 2012, the shareholders voted on the following matters:

1.	Fixing the Number of Directors at Six. The shareholders approved the number of directors to be fixed at six.

For: 50,215,885 (99.65%) Against: 175,426 (0.35%) Not Voted: N/A

2.	Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

George F. Putnam:	For: 17,905,572 (98.59%)
Withheld: 256,426 (1.41%)
Not Voted: 32,229,313

William B. Harris:	For: 17,920,998 (98.67%)
Withheld: 241,000 (1.33%)
Not Voted: 32,229,313

Barry Davies:	For: 17,920,898 (98.67%)
Withheld: 241,100 (1.33%)
Not Voted: 32,229,313

Willem P.C. Duyvesteyn:	For: 17,904,239 (98.58%)
Withheld: 257,759 (1.42%)
Not Voted: 32,229,313

Warren Davis:	For: 17,851,898 (98.29%)
Withheld: 310,100 (1.71%)
Not Voted: 32,229,313

John Grubb:	For: 17,851,998 (98.29%)
Withheld: 310,000 (1.71%)
Not Voted: 32,229,313

3.	Appointment of Auditors. The shareholders approved the appointment of Davidson & Company LLP, Chartered Accountants as auditors of the Company at a remuneration to be fixed by the Directors.

For: 50,232,885 (99.69%) Withheld: 158,426 (0.31%) Not Voted: N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC Metals Corp.
Date	October 15, 2012	(Registrant)

/s/ Edward Dickinson
Edward Dickinson, Chief Financial Officer